GADSDEN DYNAMIC MULTI-ASSET ETF Ticker Symbol: GDMA Listed on Cboe BZX Exchange, Inc.	SUMMARY PROSPECTUS January 31, 2026 https://gadsdenfunds.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated January 31, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://gadsdenfunds.com/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Gadsden Dynamic Multi-Asset ETF (the “Fund”) seeks total return.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.59%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.75%
1 “Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of the Prospectus, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$77	$240	$417	$930
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 661% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in asset classes that the Fund’s portfolio managers believe offer the most attractive combined risk/return opportunities. The term “asset classes” generally includes, among others, U.S. equities, foreign securities, currencies, bonds, and real estate investment trusts (REITs). Generally, the Sub-Adviser (defined below) selects investments for the Fund’s portfolio based on its long-term view of macroeconomic factors. That is considered a “strategic” approach. Through that approach, the Fund’s portfolio will generally have exposure to a variety of asset classes, geographies, and market capitalizations. Additionally, for a portion of the Fund’s portfolio, the Sub-Adviser may seek to change the Fund’s investment portfolio based on its short-term view of the markets, which is referred to as a “tactical” approach.
The Fund’s risk or return is not managed relative to any securities index or securities benchmark. Rather, the portfolio managers make allocation decisions based on their view of the projected investment environment, attractiveness, and future return for a particular asset class or securities. The Fund may invest globally in any asset class or security and may at times have significant exposure to a single asset class. The Fund may focus its investments in particular asset classes, sectors, regions, or countries, and in companies of any market capitalization, which allocations may change over time. Additionally, the Fund may invest in assets classes that are considered lower-risk (e.g., inflation-linked bonds or fixed income securities), higher-risk (e.g., equities or REITs), or a mix of both groups.
The Fund’s investment adviser, Empowered Funds, LLC dba EA Advisers (the “Adviser”) has engaged Gadsden, LLC (the “Sub-Adviser”) as investment sub-adviser to support management of the Fund. The Sub-Adviser will perform its services as a non-discretionary sub-adviser, which means that the Sub-Adviser will not be responsible for selecting brokers or placing the Fund’s trades. Rather, the Sub-Adviser will provide trade recommendations to the Adviser and, in turn, the Adviser will be responsible for selecting brokers and placing the Fund’s trades. It is anticipated that the Adviser will generally adhere to the Sub-Adviser’s recommendations.
Regardless of whether the portfolio managers are using a tactical approach or a strategic approach, the portfolio managers evaluate potential investments using both fundamental analyses and quantitative methods. A fundamental analysis is a method of measuring a security’s intrinsic value. Through a fundamental analysis, the portfolio managers seek out securities priced below their real worth. the Sub-Adviser also uses a proprietary investment model that generates signals based on a quantitative analysis, which together with the results of the Sub-Adviser’s fundamental analysis, is then used to determine in which securities to buy, sell, or hold. The Sub-Adviser’s model is based on whether the model anticipates a market advance, correction, or decline. The Adviser will generally sell securities or other instruments when, based on the Sub-Adviser’s recommendations, better opportunities have become available.
The Fund’s portfolio construction typically includes investments across a variety of global asset classes, including corporate, government (U.S. or foreign), inflation-linked, and high-yield debt instruments (also known as “junk” bonds); cash and cash equivalents; commodity interests (including foreign currencies, precious metals, and other physical or nonphysical commodities); and REITs. The Fund’s investments in fixed income instruments may include those of any maturity or credit quality. The Fund’s portfolio may also utilize inverse, inverse leveraged, and leveraged exchange-traded vehicles (such as ETFs) to obtain exposure to one or more asset classes (i.e., inverse or inverse leveraged exchange-traded vehicles to obtain short exposure to an underlying asset class and leveraged exchange-traded vehicles to obtain investment results that match a multiple of the performance of an underlying asset class).
For each asset class in which the Fund invests, the Sub-Adviser will recommend to the Adviser whether the Fund should invest directly in securities or other instruments of that asset class or indirectly through one or more pooled vehicles that seeks to track the performance of the asset class (including ETFs, exchange-traded notes, and exchange-traded commodities). Consequently, the Fund’s investments in other exchange-traded vehicles may range from 0% to 100% of the Fund’s portfolio.
The Fund may take short positions in one or more asset classes (i.e., diversified collections of stocks, bonds, commodities) through its investment in inverse or inverse leveraged exchange-traded vehicles based on the Sub-Adviser’s fundamental analysis. The Sub-Adviser believes these asset classes tend to share reliable and unique sensitivities to economic macro factors, such as rising and falling economic growth expectations, inflation expectations, or liquidity expectations. When, in the Sub-Adviser’s opinion, an asset class is trading above its real worth, the Fund may invest in inverse or inverse leveraged exchange-traded vehicles to obtain short exposure to such asset class.
The Sub-Adviser’s investment process is macro-focused, looking to add value through targeted but diversified exposures to, among others, sectors, specific countries, and currencies. The Sub-Adviser will make asset allocation decisions based on its view of the projected investment environment, attractiveness (or lack thereof), and future return for a particular asset class or securities. The Sub-Adviser uses a broad array of signal and research inputs (e.g., momentum signals, risk-related signals, stress test simulations, and third-party research recommendations) to identify inverse and inverse leveraged exchange-traded vehicles for the Fund. The Fund may invest in inverse and inverse leveraged exchange-traded vehicle that provides exposure to any asset class or security that is believed to be overvalued or in an attempt to isolate a specific factor or to refine the Fund’s broader exposure to the market (e.g., inverse U.S. treasuries ETFs vs. inverse U.S. TIPS ETFs to isolate the Fund’s exposure to inflation). This may result in the Fund investing in inverse or inverse leveraged exchange-traded vehicles, such as sector ETFs, size and style ETFs, and ETFs representing certain geographic regions. The Fund may invest in inverse or inverse leveraged exchange-traded vehicles that provide exposure to fixed-income asset classes (e.g., inverse Treasury ETFs, inverse corporate bond ETFs, inverse emerging market bond ETFs, inverse Treasury TIPS ETFs, inverse currency ETFs, inverse commodity ETFs, and inverse thematic ETFs). An inverse or inverse leveraged exchange-traded vehicle will benefit when the price of its target asset class falls and will lose value when the price of its target asset class rises.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Fixed Income Securities Risk. Changes in interest rates generally will cause the value of fixed-income and bond instruments held by the Fund to vary inversely to those changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on the security is further away in time or adjustments are limited in amount over time.
The Fund may invest in short-term securities that, when interest rates decline, affect the Fund’s value as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.
In addition, the Fund may invest in various fixed income and floating rate securities, including high-yield (junk) bond securities, inflation-linked securities, Sovereign debt securities, and U.S. Government obligations) that are subject to additional risks. Those risks may be material and the risks differ for each of the types of underlying investments. An overview of some of the fixed income and floating rate risks is under the heading - Additional Information about the Fund’s Investment Objective and Strategies.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Commodities Risk. The Fund may invest in exchange-traded vehicles that invest directly or indirectly in various types of commodities. These investments may fluctuate rapidly based on a variety of factors, including overall market movements; economic events and policies; changes in interest rates or inflation rates; changes in monetary and exchange control programs; war; acts of terrorism; natural disasters; and technological developments. Variables like disease, drought, floods, weather, trade, embargoes, tariffs, and other political events may have a larger impact on commodity prices than on traditional securities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.
Because some commodities may be produced in a limited number of countries and may be controlled by a small number of producers, political, economic, and supply-related events in those countries could have a disproportionate impact on the prices of those commodities. These factors may affect the value of the Fund in varying ways, and different factors may cause the value and the volatility of the Fund to move in inconsistent directions at inconsistent rates. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. The Fund’s exposure to physical commodities, exchange-traded commodities (ETCs), and other commodity-related investments through its investments in exchange-traded vehicles may present certain tax risks to the Fund, including the possibility the Fund might fail to qualify as a regulated investment company, and be subject to U.S. federal income tax at the Fund level.
Commodity ETF Risk. Commodity ETFs are generally not registered as investment companies for purposes of U.S. federal securities laws, and are not subject to regulation by the SEC as investment companies, although some commodity ETFs may be registered investment companies. Consequently, the owners of a non-investment company commodity ETF do not have the regulatory protections provided to investors in investment companies. For example, the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) that limit transactions with affiliates, prohibit the suspension of redemptions (except under certain limited circumstances) or limit sales loads do not apply to commodity ETFs. Commodity ETFs do not hold or trade in commodity futures contracts regulated by the Commodity Exchange Act (“CEA”), as administered by the Commodity Futures Trading Commission (“CFTC”). Furthermore, commodity ETFs are not a commodity pool for purposes of the CEA, and their sponsors are not subject to regulation by the CFTC as a commodity pool operator, or a commodity trading adviser. Consequently, the owner of a commodity ETF does not have the regulatory protections provided to investors in CEA regulated instruments or commodity pools, the sponsor is not subject to registration as a commodity pool operator, and the owners of the commodity ETF do not receive a disclosure document or certified annual report required to be delivered by a commodity pool operator. To the extent that the Fund invests in a commodity ETF, the Fund may be subject to duplicative advisory and administrative fees.
U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.
Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
Currency Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of the Fund’s foreign investments and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
Derivatives Risk. The Fund may invest in exchange-traded vehicles, including ETFs, that invest in various derivative instruments. Derivative investments have risks, including the imperfect correlation between the value of the instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Through these investments, the Fund may be indirectly exposed to additional risks. For example, if an exchange-traded vehicle contracts with a counterparty, the Fund indirectly bears the risk that the counterparty fails to honor its obligations, causing the exchange-traded vehicle, and therefore the Fund, to lose money and decline in value. Derivatives used by an exchange-traded vehicle may include leverage, allowing them to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. The use of leverage is speculative and could magnify losses. Although certain ETFs may comply with their obligations related to certain derivatives in accordance with Rule 18f-4 under the 1940 Act such ETF’s value-at-risk limitations (if applicable) may not prevent losses greater than the value of those obligations. Other exchange-traded vehicles may not employ any risk management procedures at all, leading to even greater losses. Due to the Fund’s investments in exchange-traded vehicles, the value of the Fund’s Shares may be volatile.
Emerging Markets Risk. The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to those securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Those conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Fund Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Fund Shares when their market price is at a premium or sell the Fund Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
Underlying Fund Risk. The risks of owning interests of other exchange-traded investment vehicles (“Underlying Funds”) generally reflect the same risks as owning the underlying securities or other instruments that each Underlying Fund holds at the particular time. The shares of some Underlying Funds may trade at a premium or discount to their intrinsic value, which means an Underlying Fund’s market value may differ from the net asset value of its shares. For example, supply and demand for shares of an Underlying Fund or market disruptions may cause the market price of the Underlying Fund to deviate from the value of its investments, which may be emphasized in less liquid markets.
With respect to an Underlying Fund that is an exchange-traded note, its value may drop due to a downgrade in the issuer’s credit rating.
By investing in an Underlying Fund, the Fund indirectly bears the proportionate share of any fees and expenses of the Underlying Fund in addition to Fund’s direct fees and expenses. Additionally, trading in an Underlying Fund may be halted by the exchange on which it trades.
Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
High Portfolio Turnover Risk. The Fund’s investment strategy is expected to result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
High-Yield Securities Risk. High-yield securities (also known as “junk bonds”) carry a greater degree of risk and are considered speculative by the major credit rating agencies. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. High-yield securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high-yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High-yield securities may experience reduced liquidity and sudden and substantial decreases in price.
Inflation-Linked Securities Risk. Inflation-linked securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-linked security decreases when real interest rates increase, and increases when real interest rates decrease. Income from the Fund’s investments in these securities is likely to fluctuate more than the income distributions of its investments in more traditional fixed income securities.
Leveraged, Inverse, and Inverse-Leveraged ETF Risk. Leveraged, inverse, and inverse-leveraged ETFs expose the Fund to all of the risks that traditional ETFs present (see “ETF Risks” above). Leveraged ETFs seek to provide investment results that match a multiple of the performance of an underlying index (e.g., three times the performance). Inverse ETFs seek to provide investment results that match a negative (i.e., the opposite) of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. All those types of ETFs rely to some degree, often extensively, on derivatives to achieve their objectives and, thus, the Fund is indirectly exposed to derivatives risk through its investments in these ETFs. Further, investments in leveraged, inverse, or inverse-leveraged ETFs are subject to the risk that the performance of the ETF will not correlate with the underlying index as intended. Leveraged, inverse, and inverse leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or the Sub-Adviser’s success or failure to implement investment strategies for the Fund. For example, the Sub-Adviser’s evaluations and assumptions regarding asset classes and direct investments may not successfully achieve the Fund’s investment objective given actual market trends.
Absent unusual circumstances (e.g., the Adviser determines a different ETF has a lower cost but offers a similar investment profile as a recommended ETF), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
REIT Risk. A REIT is a company that owns or finances income-producing real estate. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting those area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has occasionally trailed the overall performance of the broader securities markets.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year, five-year and since inception periods compare with those of a custom blended index that reflects the performance of the market sectors in which the Fund may invest, as well as two broad measures of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://gadsdenfunds.com/ or by calling the Fund at (215) 330-4476.
Prior to the commencement of the Fund’s operations on November 2, 2020, the Fund operated as the Gadsden Dynamic Multi-Asset ETF, a series of ETF Series Solutions (the “Predecessor Fund”), an open-end investment company registered under the 1940 Act that had the same investment objective and substantially the same strategies as the Fund since the Predecessor Fund’s inception on November 14, 2018. The Fund assumed the NAV and performance history of the Predecessor Fund. Performance shown in the bar chart and table for periods prior to November 2, 2020 is that of the Predecessor Fund and is not the performance of the Fund. The Fund’s objectives are the same as the Predecessor Fund, and its policies, guidelines, and restrictions are substantially similar to those of the Predecessor Fund, which was created for reasons entirely unrelated to the establishment of a performance record. The Predecessor Fund was reorganized into the Fund at the inception of the Fund.
The Predecessor Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return as of December 31

30%
20%
10%
0%
-10%
11.83%
20.59%
4.24%
-2.06%
1.85%
7.28%
25.35%
2019
2020
2021
2022
2023
2024
2025

During the period of time shown in the bar chart, the highest quarterly return was 13.88% for the quarter ended June 30, 2020, and the lowest quarterly return was -11.15% for the quarter ended March 31, 2020.

Average Annual Total Returns
For the Periods Ended December 31, 2025

Gadsden Dynamic Multi-Asset ETF	1 Year	5 Year	Since Inception (11/14/2018)
Return Before Taxes	25.35%	6.94%	8.79%
Return After Taxes on Distributions	24.09%	5.96%	7.86%
Return After Taxes on Distributions and Sale of Fund Shares	15.13%	5.00%	6.60%
Solactive US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.75%	-0.65%	2.29%
Solactive GBS Global Markets All Cap Index (reflects no deduction for fees, expenses, or taxes)	22.52%	11.01%	12.80%
60% Dow Jones Global Index/40% ICE BofA 0-3 Month US Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	14.94%	8.08%	8.92%
ICE BofA 0-3 Month US Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	4.30%	3.24%	2.70%
Dow Jones Global Index (reflects no deductions for fees, expenses, or taxes)	22.41%	11.00%	12.68%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
The Dow Jones Global Index measures the performance of stocks that trade globally, targeting 95% coverage of markets open to foreign investment (and incorporates the reinvestment of cash distributions, such as dividends and interest). It is float market cap weighted. It is quoted and calculated in U.S. Dollars. The ICE BofA 0-3 Month US Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills. Publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. It is not possible to invest directly in an index.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Gadsden, LLC (the “Sub-Adviser”)
PORTFOLIO MANAGERS
Kevin R. Harper, MBA, Chief Investment Officer and Portfolio Manager of the Sub-Adviser, has been primarily and jointly responsible for the day-to-day management of the Fund since its inception. Mr. Harper provides recommendations to Messrs. Wm. Joshua Russell and Richard Shaner, Portfolio Managers of the Adviser. Mr. Shaner has been primarily and jointly responsible for the day-to-day management of the Fund since 2022. Mr. Russell has been primarily and jointly responsible for the day-to-day management of the Fund since January 2023.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).

TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.